UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  July 15, 2022
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001715824

Citigroup Commercial Mortgage Trust 2017-P8

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Barclays Bank PLC

(Central Index Key Number: 0000312070)

Macquarie US Trading LLC d/b/a Principal Commercial Capital

(Central Index Key Number: 0001634437)

Starwood Mortgage Funding V LLC

(Central Index Key Number: 0001682509)

Citigroup Global Markets Realty Corp.

(Central Index Key Number: 0001541001)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-14 (Commission File Number of the issuing entity)	82-2940469 82-2954806 82-6612084 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street, 14th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

The General Motors Building Mortgage Loan, an asset of Citigroup Commercial Mortgage Trust 2017-P8 (the “Issuing Entity”), is being serviced pursuant to the trust and servicing agreement (the “BXP 2017-GM Trust and Servicing Agreement”), dated as of June 9, 2017, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Argentic Services Company LP (as successor to AEGON USA Realty Advisors, LLC), as special servicer, Wells Fargo Bank, National Association, as certificate administrator and custodian, and Wilmington Trust, National Association, as trustee, which governs the issuance of the BXP Trust 2017-GM, Commercial Mortgage Pass-Through Certificates, Series 2017-GM. The BXP 2017-GM Trust and Servicing Agreement was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity dated September 29, 2017 under Commission File No. 333-207132-14.

Pursuant to Section 7.1(e) of the BXP 2017-GM Trust and Servicing Agreement, the controlling class representative under the BXP 2017-GM Trust and Servicing Agreement terminated Argentic Services Company LP, as special servicer under the BXP 2017-GM Trust and Servicing Agreement, and appointed Green Loan Services LLC to act as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement. The termination of Argentic Services Company LP, as special servicer under the BXP 2017-GM Trust and Servicing Agreement and the appointment of Green Loan Services LLC, as successor special servicer under the BXP 2017-GM Trust and Servicing Agreement is effective as of July 15, 2022. A copy of the related Acknowledgement and Assumption of Proposed Special Servicer, dated July 15, 2022 is attached hereto as Exhibit 20.1.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the pooling and servicing agreement (the “Pooling and Servicing Agreement”) dated as of September 1, 2017 relating to the Issuing Entity, filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity dated September 29, 2017 under Commission File No. 333-207132-14.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Acknowledgement and Assumption of Proposed Special Servicer, dated July 15, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: July 15, 2022

3